UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2009

A.P. Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive Redwood City, CA 94063
(Address of principal executive offices)

(650) 366-2626
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 3, 2009, A.P. Pharma, Inc. (the “Company”) announced that on May 29, 2009, it received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) granting the Company an extension to regain compliance with the minimum $10 million stockholders' equity requirement for continued listing on The Nasdaq Global Market under Nasdaq Marketplace Rule 5450(b)(1)(A).  The Company had previously announced on April 7, 2009 that it had received a letter from Nasdaq notifying the Company that it was not in compliance with this minimum stockholders’ equity requirement.

Under the terms of the extension, on or before July 16, 2009, the Company must furnish to the Securities and Exchange Commission and Nasdaq a publicly available report that, among other things, evidences compliance with the minimum $10 million stockholders' equity requirement.  In the event that the Company does not satisfy the terms of the extension, the Company expects to be notified that its securities will be subject to delisting from The Nasdaq Global Market.  At that time, the Company may request a hearing before a Nasdaq Listing Qualifications Panel.

Forward-Looking Statements.

This current report contains forward-looking statements, including  statements related to the continued listing of the Company’s common stock on The Nasdaq Global Market, the amount of the Company’s stockholders’ equity as of any future date, the Company’s ability to regain compliance with Nasdaq Marketplace Rule 5450(b)(1)(A) within the timeframe specified by Nasdaq and the Company’s ability to raise additional funding in the future.  These forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties.  Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to difficulties or delays in increasing stockholders’ equity and other risks details in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2008 and periodic reports on Form 10-Q and Form 8-K.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report.  All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. Pharma, Inc.

Date: June 3, 2009	/s/ Ronald J. Prentki
Ronald J. Prentki
President, Chief Executive Officer and Director